                                (10)(iii)(A)(21)(i)

                                   AMENDMENT
                                      TO
                            MATRIXX MARKETING INC.
                     EXECUTIVE DEFERRED COMPENSATION PLAN



     The last sentence of Section 3.1.1 of MATRIXX Marketing Inc. Executive Deferred Compensation Plan is hereby amended, effective May 1, 1994, to read as follows:

    For purposes of the Plan, "Basic Salary" means (a) the basic salary payable to a Key Employee by a Company plus (b) any lump sum severance payment (in lieu of basic salary) made to a Key Employee by a Company; provided, however, that no Company match shall be made under Section 3.4 with respect to any lump sum severance payment included in a Key Employee's Basic Salary.

    IN WITNESS WHEREOF, MATRIXX Marketing Inc. has caused its name to be subscribed as of May 1, 1994.

                                       MATRIXX MARKETING INC.



                                       By: /s/ Jerry M. Gaulding
                                          --------------------------
                                          Jerry M. Gaulding